Exhibit 99.5

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”) dated as of October 2, 2012, is made by and between DATALINK CORPORATION, a Minnesota corporation (the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Bank”).

A.                                   Borrower and Bank are parties to that certain Credit Agreement dated as of March 31, 2011 (as amended and as the same may be further amended, restated and/or supplemented, the “Credit Agreement”).

B.                                     The Borrower and Strategic Technologies, Inc. (the “Seller”) have entered into that certain Letter of Intent dated August 17, 2012 (the “Letter of Intent”), pursuant to which the Borrower or a wholly-owned subsidiary of Borrower, has agreed to purchase certain of the Seller’s assets (the “Acquired Assets”) upon the satisfaction of certain conditions more fully described therein.

C.                                     Section 5.3 of the Credit Agreement prohibits the Borrower from acquiring all or substantially all of the assets of another entity without the Bank’s prior consent in which the cash consideration paid for the assets exceeds $5,000,000.  The cash consideration could be up to $18,000,000 and the total consideration could be up to $20,250,000 (the “StraTech Consideration”).

D.                                    Section 5.5 of the Credit Agreement prohibits loans to, or investments in, any subsidiary other than (i) subsidiaries existing on the date of the Credit Agreement, or (ii) in MV Sub, Inc. on the date of the First Amendment to the Credit Agreement and Consent to Acquisition.

E.                                      In addition to the purchase of the assets as set forth in the Letter of Intent the Borrower desires to incur debt under a credit agreement with Castle Pines Capital LLC (the “Castle Pines Credit Agreement”), which will be secured by substantially all of the assets of Borrower.

F.                                      Section 5.2 of the Credit Agreement prohibits the incurrence of additional indebtedness by the Borrower.

G.                                     The Borrower has requested that Bank consent to the (i) transactions contemplated in the Letter of Intent (the “Acquisition”); (ii) formation of and the investment in STI Acquisition Corp., a Minnesota corporation and wholly-owned subsidiary of Borrower, formed solely for the purpose of completing the Acquisition (“StraTech Acquisition Sub”); and (iii) the transactions contemplated by the Castle Pines Credit Agreement, which Bank is willing to consent to, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.                                       Defined Terms.  Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.

2.                                       Consent.  Notwithstanding the prohibitions set forth in the Credit Agreement executed by the Borrower in favor of the Bank, and subject to the conditions set forth herein, Bank hereby consents to (i) the Acquisition, on substantially the terms and conditions set forth in the Letter of Intent, (ii) the formation of StraTech Acquisition Sub for purposes of completing the Acquisition, and (iii) an investment and/or loan to StraTech Acquisition Sub in an amount not to exceed the StraTech Consideration.

3.                                       Maturity Date.  Section 1.1(a) of the Credit Agreement is deleted in its entirety and is replaced with the following terms:

(a)                                  Line of Credit.  Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including July 31, 2014 (the “Maturity Date”), not to exceed at any time the aggregate principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) (“Line of Credit”), the proceeds of which shall be used for general working capital purposes.  Borrower’s obligation to repay advances under the Line of Credit shall be evidenced by a promissory note dated as of the date of the Fourth Amendment to Credit Agreement(the “Fourth Amendment”) dated as of October     , 2012 (as amended, restated or replaced from time to time, the “Line of Credit Note”), all terms of which are incorporated herein by this reference.

4.                                       Subsidiaries.  Section 4.12 of the Credit Agreement is hereby added as follows:

SECTION 4.12   SUBSIDIARIES.

(a)                                  Promptly, and in any event within five (5) business days, notify the Bank, at any time that a Subsidiary is created or that any entity becomes a Subsidiary and provide Bank such information as may reasonably be requested.

(b)                                 Promptly, and in any event within thirty (30) days, cause each of Borrower’s Material Subsidiaries to guarantee all of Borrower’s obligations owing to Bank.  Any such guaranty shall be secured by substantially all of such Material Subsidiary’s assets and shall be subject to a guaranty, security agreement and such other documentation reasonably required by Bank.

(c)                                  To the extent necessary for the aggregate total assets of Borrower and all Material Subsidiaries as of the last day of any fiscal quarter (determined in accordance with GAAP on a consolidated basis) to be equal to or greater than ninety percent (90%) of the consolidated total assets of Borrower and its Subsidiaries as of the last day of such fiscal quarter, one or more Subsidiaries (beginning with the Subsidiary having the greatest total assets and continuing with the Subsidiary then having the next greatest assets until such time as the consolidated total assets of any such Subsidiaries and the Borrower represent at least 90% of the consolidated total assets of the Borrower and its

Subsidiaries) that would not otherwise be Material Subsidiaries shall be deemed to be Material Subsidiaries subject to subsection (b) above.  To the extent necessary for the aggregate net income of Borrower and all Material Subsidiaries as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date (determined in accordance with GAAP on a consolidated basis) to be equal to or greater than ninety percent (90%) of the consolidated net income of Borrower and its Subsidiaries for such four consecutive fiscal quarters, one or more Subsidiaries (beginning with the Subsidiary then having the greatest net income and continuing with the Subsidiary then having the next greatest net income until such time as the consolidated net income of any such Subsidiaries and the Borrower represent at least 90% of the consolidated net income of the Borrower and its Subsidiaries) that would not otherwise be Material Subsidiaries shall be deemed to be Material Subsidiaries and subject to subsection (b) above.

(d)                                 As used herein, “Subsidiary” means any entity of which more than 50% of the outstanding ownership interests having general voting power under ordinary circumstances to elect a majority of the board of directors or the equivalent of such entity, is at the time directly or indirectly owned by Borrower.

(e)                                  As used herein, “Material Subsidiary” means any Subsidiary that meets one of the following criteria: (i) such Subsidiary’s total assets, determined in accordance with GAAP on a consolidated basis with its Subsidiaries as of the last day of any fiscal quarter, are greater than or equal to ten percent (10%) of the consolidated total assets of Borrower and its Subsidiaries as of the last day of such fiscal quarter; (ii) such Subsidiary’s net income, determined in accordance with GAAP on a consolidated basis with its Subsidiaries as of the last day of any fiscal quarter, is greater than or equal to ten percent (10%) of the Borrower’s consolidated net income for such four consecutive fiscal quarters, or (iii) such Subsidiary is deemed a Material Subsidiary pursuant to subsection (c), above.

5.                                       Other Indebtedness.  Section 5.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 5.2   OTHER INDEBTEDNESS.  Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank, (b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof, (c) purchase money indebtedness to finance the acquisition of any fixed or capital assets, including any capital lease obligations, and any indebtedness assumed in connection with the acquisition of such assets or secured by a lien on any such assets prior to the acquisition thereof, (d) obligations of Borrower owing to Castle Pines Capital LLC that is subject to an intercreditor agreement acceptable to Bank in its reasonable discretion, and (e) other indebtedness not to exceed $250,000 in the aggregate at any time outstanding.

6.                                       Loans, Advances, Investments.  Sections 5.5(g) through 5.5(i) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“(g) investments in (i) any Subsidiary existing on the date hereof, (ii) in MV Sub, Inc. on the date of the First Amendment to the Credit Agreement and Consent to

Acquisition, (iii) in STI Acquisition Corp. on the date of the Fourth Amendment, and (iv) any Material Subsidiary, with any additional investment in any Subsidiary that is not a Material Subsidiary not to exceed $25,000 annually, (h) investments necessary for any Permitted Acquisition, including investments in any Subsidiary necessary for such Permitted Acquisition (to the extent otherwise permitted under this Agreement), (i) investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business and investments received in satisfaction or partial satisfaction thereof from financially troubled debtors to the extent necessary in order to prevent or limit loss, and (j) other loans, advances to or investments in any person or entity in an amount not to exceed $250,000 in the aggregate. “

7.                                       Pledge of Assets.  Section 5.7(g) of the credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g) liens in favor of Castle Pines Capital LLC that are subject to an intercreditor agreement acceptable to Bank in its reasonable discretion, and (h) liens arising from precautionary UCC filings regarding “true” operating leases.”

8.                                       Amended and Restated Line of Credit Note.  In conjunction with the execution and delivery of this Fourth Amendment to Credit Agreement, Borrower shall execute and deliver that certain Amended and Restated Revolving Line of Credit Note evidencing the increased Line of Credit as set forth in this Fourth Amendment to Credit Agreement.

9.                                       No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

10.                                 Conditions Precedent.  This Amendment shall be effective when Bank shall have received an executed original hereof, together with the following, each in form and substance acceptable to the Bank:

(a)                                  the Amended and Restated Revolving Line of Credit Note executed by Borrower;

(b)                                 the Articles of Incorporation and bylaws of STI Acquistion Corp.; and

(c)                                  such other documents and agreements otherwise required by Bank in its reasonable discretion.

11.                                 Conditions Subsequent.  Unless otherwise specified below, in conjunction with the closing of the Acquisition, Borrower shall deliver to Bank:

(a)                                  a copy of the fully executed Purchase Agreement (or a copy of the Purchase Agreement with Exhibits as filed with the Securities and Exchange Commission) and the other documents evidencing the Acquisition;

(b)                                 recorded copies of UCC-3 termination statements evidencing the termination of liens against the Acquired Assets in favor of Porter Capital Corporation and Knox Lawrence International, LLC;

(c)                                  within ninety (90) days after the date of this Fourth Amendment, evidence satisfactory to the Bank that the liens against the Acquired Assets in favor of Avnet Inc. and Cisco Systems Capital Corporation have been terminated; and

(d)                                 within thirty (30) days of the date of the Fourth Amendment, Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower’s property, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

12.                                 Representations and Warranties.  Borrower hereby represents and warrants to Bank as follows:

(a)                                  Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations thereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b)                                 The execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c)                                  All of the representations and warranties contained in Article II of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d)                                 Borrower is in compliance with all of the financial covenants set forth in the Credit Agreement for the most recent measurement dates and no Event of Default exists or will result from the Acquisition after giving effect to the Fourth Amendment.

13.                                 References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in any security agreement, or other document held by Bank, to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

14.                                 No Waiver.  The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any default or Event of Default under the Credit Agreement or breach, default or event of default under any security agreement or other document held by Bank, whether or not known to Bank and whether or not existing on the date of this Amendment.

15.                                 No Defense/Set-Off.  Borrower acknowledges to and agrees with Bank that no events, conditions or circumstances have arisen or exist as of the date hereof which would give Borrower the right to assert a defense, counterclaim and/or setoff to any claim by Bank for payment of the Obligations, and if any so exist as of the date hereof, whether know or unknown, absolute or contingent, liquidated or unliquidated, the same are hereby absolutely and forever waived and released.

16.                                 Release.  Borrower hereby absolutely and unconditionally releases and forever discharges Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, legal counsel and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown, and further waive and release any defenses any of them now hold with respect to Bank’s enforcement of the Loan Documents.

17.                                 Costs and Expenses.  Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Bank on demand for all costs and expenses incurred by Bank in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

18.                                 Merger.  All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements and alleged agreements by or between Bank and Borrower are hereby merged into this Agreement and the Loan Documents, and shall not be enforceable unless expressly set forth in this Agreement and the Loan Documents.

19.                                 No Other Amendments.  Except as expressly amended hereby or as previously amended in writing, each of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their original terms.

20.                                 Miscellaneous.  This Amendment may be executed in any number of counterparts and by facsimile or electronic (pdf) submission, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signature Page to Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be duly executed as of October 2, 2012.

BORROWER:

DATALINK CORPORATION

By:	/s/ Greg Barnum
Name:	Greg Barnum
Title:	CFO

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ R. James Hancock
Name: R. James Hancock
Title: Vice President

[Signature Page to Fourth Amendment to Credit Agreement]